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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                FEBRUARY 1, 2006
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               (Date of Report - Date of Earliest Event Reported)

                       FIRST CASH FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               0-19133                                75-2237318
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        (Commission File Number)           (IRS Employer Identification No.)

             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
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          (Address of principal executive offices, including zip code)

                                 (817) 460-3947
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On February 1, 2006, First Cash Financial Services provided additional information regarding the two-for-one stock split. As previously announced, the Board of Directors of First Cash Financial Services, Inc. (Nasdaq Stock Market:
"FCFS") approved a two-for-one split of the Company's common stock in the form of a stock dividend. As a result of the stock split, shareholders will receive one additional common share for every share held on the record date of February 6, 2006.

The additional shares will be mailed or delivered on or about February 20, 2006, by the Company's transfer agent, Registrar & Transfer Company. Since this payment date is a federal holiday (President's Day), the ex-split date will now be February 22, 2006, which is the first date that First Cash's common shares will trade on Nasdaq at the new split-adjusted price. On February 1, 2006, First Cash Financial Services, Inc. issued a press release announcing the updated ex-split date which is attached hereto as Exhibit 99.1

The information provided in this Item 8.01 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:

     99.1 Press Release date February 1, 2006 announcing that First Cash Financial Services provided additional information regarding the two-for-one stock split.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2006                     FIRST CASH FINANCIAL SERVICES, INC.
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                                            (Registrant)


                                            /s/ R. DOUGLAS ORR
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                                            R. Douglas Orr
                                            Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit Number    Document
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99.1              Press release dated February 1, 2006.

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